                               PURCHASE AGREEMENT

     This Purchase Agreement entered into this 10th day of August, 2002 (the "Effective Date") by and between Dover Motorsports, Inc. (the "Company") and the existing stockholder of the Company whose name appears on the signature line hereto (the "Stockholder").

     NOW, THEREFORE, in consideration of the premises and of the mutual agreements and covenants hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.   Certain Definitions.

          Accredited Investor: As defined in Regulation D, Rule 501, the term accredited investor includes: (a) any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000; or (b) any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

          Aggregate Purchase Price: The total number of Shares multiplied by the Agreed Price.

          Agreed Price: As to a share of the Common Stock means the greater of
(a) the closing price of the Common Stock on the New York Stock Exchange on the trading day immediately preceding the Effective Date, or (b) the average closing price of the Common Stock on the New York Stock Exchange for the ten trading days immediately prior to but not including the Effective Date, in each case based on the closing prices reported in the Wall Street Journal.

          Common Stock: The common stock of the Company, par value $.10 per share.

          Company Indemnified Parties: The Company, its officers, directors, employees and agents, and each Person, if any, who controls the Company within the meaning of either the Securities Act or the Exchange Act, and the officers, directors, employees and agents of the foregoing parties.

          Shares:   _________ shares of Common Stock.

     2. Purchase and Sale. Upon approval of this Agreement by the Board of Directors of the Company, subject to the terms and conditions set forth herein, Company agrees to sell and Stockholder agrees to purchase the Shares at the Agreed Price. Stockholder shall within one (1) business day of such Board of Director approval either wire funds or deliver to the Company its check, payable to the order of the Company, in the amount of the Aggregate Purchase Price. Company shall deliver to Stockholder one or more certificates representing the Shares upon such payment.

     3. Representations and Warranties. Stockholder hereby represents and warrants to Company as follows:

          a. Stockholder is an existing stockholder and an Accredited Investor and has such knowledge and experience in financial and business matters to evaluate the merits and risks of this investment. The Company has not made any representations or warranties relative to its financial condition, business or prospects upon which Stockholder is relying.

          b. Stockholder is purchasing the Shares for his or her own account, for investment, and not for distribution, assignment or resale to others, and no other person has any direct or indirect beneficial interest in such Shares.

          c. Stockholder understands that (i) the sale of the Shares has not been and will not be registered under the Securities Act of 1933, as amended (the "Securities Act") in reliance on the exemption for nonpublic offerings and the Shares may not be sold or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from such registration is available, and (ii) the Company is under no obligation to register the Shares on his or her behalf or to assist him or her in complying with any exemption from registration.

          d. Stockholder understands that no Federal or State agency has passed upon the Shares, or made any finding or determination as to the fairness of the investment or any recommendation or endorsement of the Shares.

          e. Stockholder, if a corporation, partnership, trust or other entity, is organized under the laws of a state of the United States, and is authorized and otherwise duly qualified to purchase and hold the Shares, and such entity has its principal place of business at the address set forth on the signature page hereof.

          f. Stockholder, if an individual, is a citizen of the United States of America, is at least 21 years of age, and has the legal capacity to execute, deliver and perform this Agreement.

          g. Stockholder certifies, under penalties of perjury, (i) that the social security or Federal taxpayer identification number shown on the signature page of this Agreement is true and complete and (ii) that the undersigned is not subject to backup withholding either because the undersigned has not been notified that he is subject to backup withholding as a result of a failure to report all interest or dividends or the Internal Revenue Service has notified the undersigned that he is no longer subject to backup withholding.

     4. Indemnification. Stockholder agrees to indemnify and hold harmless the Company Indemnified Parties from and against any and all damage, loss, liability, cost and expense (including attorneys' fees) which any of them may incur by reason of the failure by the undersigned to fulfill any of the terms or conditions of this Agreement, or by reason of any breach of the representations and warranties made by the undersigned herein. All representations, warranties and covenants contained in this Agreement, and the indemnification contained in this section shall survive the Effective Date.

     5. Legend. A legend to the following effect will be placed on any certificates representing the Shares:

     "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE SECURITIES ACT OF 1933 OR AN OPINION OF COUNSEL TO THE CORPORATION THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT."

     6. Entire Agreement; Modification. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof, and neither this Agreement nor any provisions hereof shall be waived, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

     7. Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors, legal representatives and assigns. If Stockholder is more than one person, the obligations of Stockholder shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his or her respective heirs, executors, administrators, successors, legal representatives and assigns.

     8. Assignability. Stockholder agrees not to transfer or assign this Agreement, or any of Stockholder's interest herein, and further agrees that any subsequent transfer or assignment of the Shares shall be made only in accordance with applicable laws.

     9. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

     10. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     11.   Form of Ownership. Please indicate form of ownership desired.

           __________  Individual                                  __________  Corporation

           __________  Joint tenants with right of survivorship    __________  Partnership

           __________  Tenants in common                           __________  Trust

           __________  Community property                          __________  Other (specify)

     IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

COMPANY:                               Dover Motorsports, Inc.


                                       By: _____________________________________
                                           Denis McGlynn
                                           President and Chief Executive Officer

STOCKHOLDER:

INDIVIDUAL(S) SIGN HERE

                                       _______________________________________
                                       Signature

                                       _______________________________________
                                       Social Security Number

                                       _______________________________________
                                       Printed Name

                                       _______________________________________

                                       _______________________________________
                                       Residence Address

ORGANIZATIONS SIGN HERE

                                       _______________________________________
                                       Printed Name of Organization

                                       By: ___________________________________
                                                Signature

                                       _______________________________________
                                       Printed Name and Title

                                       _______________________________________
                                       Federal Taxpayer Identification Number

                                       _______________________________________

                                       _______________________________________
                                       Address of Principal Place of Business